UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                  May 24, 2005

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                           THERMO ELECTRON CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      1-8002                 04-2209186
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                        81 Wyman Street, P.O. Box 9046                02454-9046
                             Waltham, Massachusetts                   (Zip Code)
                    (Address of Principal Executive Offices)

                                 (781) 622-1000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

         On May 24, 2005, Thermo Electron Corporation (the "Company") entered into an agreement to issue and sell, pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended, $250 million in aggregate principal amount of 5% Senior Notes due 2015 (the "Notes").

         A copy of the press release relating to the announcement of the pricing of the Notes is attached to this Current Report on Form 8-K as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press Release of the Registrant dated May 25, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 25th day of May 2005.

                                                THERMO ELECTRON CORPORATION


                                                     /s/ Seth H. Hoogasian
                                                 By: ------------------------
                                                     Name:  Seth H. Hoogasian
                                                     Title: Vice President

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